FIRST AMENDMENT
                                   TO THE
                       MANAGEMENT SERVICES AGREEMENT

     This Amendment (the "Amendment"), entered into this 1st day of September 2006, is to the Management Services Agreement (the "Agreement") entered into on February 6, 2006, with an effective date of February 1, 2006, by and between White Mountain Titanium Corporation and Trio International Capital Corp. and its wholly owned subsidiary, Pacific Venture Management Ltd.

IT IS HEREBY AGREED AS FOLLOWS:

     1. The fifth bullet to Section 1(b) of the Agreement is amended to read as follows:

            *  Services of Brian Flower as Executive Chairman.

     2. Except as amended hereby, the Agreement shall continue to be, and shall remain, in full force and effect. Except as provided herein, this Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or
(ii) to prejudice any right or rights which the parties may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     3. The terms of the Agreement are incorporated herein by reference and shall form a part of this Amendment as if set forth herein in their entirety.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement the respective day and year set forth below.

                                        White Mountain Titanium Corporation

Date:  September 6, 2006                By /s/ Michael P. Kurtanjek
                                           Michael P. Kurtanjek, President

                                        Trio International Capital Corp.

Date:  September 6, 2006                By /s/ Brian Flower
                                           Brian Flower, Principal

                                        Pacific Venture Management Ltd.

Date:  September 6, 2006                By /s/ Brian Flower
                                           Brian Flower, Principal